Fair Value Measurements	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Investment, Fair Value and NAV [Line Items]
Fair Value Measurements	Fair Value Measurements
The Company follows ASC Topic 820, Fair Value Measurement, which provides a consistent definition of fair value, focuses on exit price, prioritizes the use of market-based inputs over entity-specific inputs for measuring fair value and establishes a three-tier hierarchy for fair value measurements. This topic requires fair value measurements to be classified and disclosed in one of the following three categories:

• Level 1: Unadjusted quoted prices from active markets that are accessible at the measurement date for identical asset.

• Level 2: Inputs other than quoted prices in a non active market included within Level 1 that are observable for the asset or liability, either directly or indirectly.

• Level 3: Unobservable inputs for the asset. Level 3 inputs include managements’ own assumption about the assumptions that market participants would use in pricing the asset (including assumptions about risk).

In some cases, a valuation technique used to measure fair value may include inputs from multiple levels of the fair value hierarchy. The lowest level of significant input determines the placement of the entire fair value measurement in the hierarchy.

The methods described above and in Note 2 may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date. Investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.
The following table sets forth by level, within the fair value hierarchy, a summary of the Plan’s investments measured at fair value on a recurring basis as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
MillerKnoll, Inc. common stock	$36,017,630	$—	$—	$36,017,630
Mutual funds	215,140,970	—	—	215,140,970
Other investments measured at NAV (a)	—	—	—	1,289,824,400
Total investments at fair value	$251,158,600	$—	$—	$1,540,983,000

The following table sets forth by level, within the fair value hierarchy, a summary of the Plan’s investments measured at fair value on a recurring basis as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
MillerKnoll, Inc. common stock	$41,279,551	$—	$—	$41,279,551
Mutual funds	281,567,020	—	—	281,567,020
Other investments measured at NAV (a)	—	—	—	1,095,131,915
Total investments at fair value	$322,846,571	$—	$—	$1,417,978,486
(a) In accordance with subtopic 820-10, certain investments that are measured at fair value using the NAV per share practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Net Assets Available for Benefits.